EXHIBIT 31.2

CERTIFICATION UNDER SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, Bhavneet Gill, certify that:

1. I have reviewed this Amendment No. 1 to Annual Report on Form 10-K of United Security Bancshares; and
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 29, 2020

/S/ Bhavneet Gill
Bhavneet Gill
Senior Vice President and Chief Financial Officer